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                                                                      EXHIBIT 21

                                AMR CORPORATION

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF DECEMBER 31, 1997

Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated.

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                                                                                     STATE OR
                                                                                  SOVEREIGN POWER
NAME OF SUBSIDIARY                                                                OF INCORPORATION
------------------                                                                ----------------
Subsidiaries included in the Registrant's consolidated financial statements

             Airline Management Services Holding, Inc.                                Nevada
                     Airline Management Services, Inc.                                Delaware
                     Aurora Airline Investments, Inc.                                 Delaware
             American Airlines, Inc                                                   Delaware
                     Admirals Club, Inc. (Massachusetts only)                         Massachusetts
                     AEROSAN (50%)                                                    Chile
                     American Airlines Australian Tours, Inc.                         Delaware
                     American Airlines de Mexico, S.A.                                Mexico
                     American Airlines de Venezuela, S.A.                             Venezuela
                     American Airlines Deutschland Holding GmbH                       Germany
                     American Airlines Fuel Corporation                               Delaware
                     American Airlines Holding Company, Inc.                          Delaware
                     American Holidays Limited (50/50 AA/AMR)                         United Kingdom
                     American Airlines Overseas Finance, N.V.                         Neth. Antilles
                     AMR Aircraft Sales & Leasing Company                             Delaware
                     AMR Ventures III, Inc.                                           Delaware
                     DFW Terminal Corporation                                         Texas
                     Wingate Travel S.A. (24%) (AMR/AA)                               France
                              ATC Losiers S.A.                                        France
                              Africa Travel Services                                  Senegal
                              Wingate Japan KK                                        Japan
                              Wingate Travel Hong Kong Ltd.                           Hong Kong
             Americas Ground Services, Inc.                                           Delaware
                     Aerodespachos Colombia, S.A.                                     Colombia
                     Caribbean Dispatch Services, Ltd.                                St. Lucia
                     Dispatch Services 93, S.A.                                       Venezuela
                     DSA                                                              Dominican Republic
                     International Ground Services, S.A. de C.V.                      Mexico
                     Panama Dispatch                                                  Panama
                     Peru Dispatch Company                                            Peru
             AMR/American Airlines Foundation                                         Texas
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                                                                                              STATE OR
                                                                                           SOVEREIGN POWER
NAME OF SUBSIDIARY                                                                         OF INCORPORATION
------------------                                                                         ----------------
             AMR Eagle Holding Corporation                                                     Delaware
                     AMR Commuter Finance, Inc.                                                Delaware
                     AMR Eagle, Inc.                                                           Delaware
                     AMR Eagle Maintenance Services Group, Inc.                                Delaware
                     AMR Eagle Regional Aircraft Maintenance Center, Inc.                      Delaware
                     Aero Perlas (20%)                                                         Panama
                     Eagle Aviation Leasing, Inc.                                              Delaware
                     Eagle Aviation Services, Inc.                                             Delaware
                     Executive Airlines, Inc.                                                  Delaware
                     Flagship Airlines, Inc.                                                   Delaware
                     Inventory Support, Inc.                                                   Delaware
                     Simmons Airlines, Inc.                                                    Michigan
                     Wings West Airlines, Inc.                                                 California
             AMR Financial Services, Inc.                                                      Delaware
             AMR Foreign Sales Corporation, Ltd.                                               Bermuda
             AMR Holding Company, Inc.                                                         Delaware
             AMR Investment Services, Inc.                                                     Delaware
             AMR Leasing Corporation                                                           Delaware
             AMR Services Holding Corporation                                                  Delaware
                     AMR Airline Services Corporation                                          Delaware
                              AMR Airline Services Fueling (Hong Kong) Limited (99%)           Hong Kong
                              AMR Combs, Inc.                                                  Delaware
                                      Aircraft Deicing Services, Inc.                          Delaware
                                      Aircraft Deicing Services Funding, Inc.                  Delaware
                                      AMR Combs-Birmingham, Inc.                               Alabama
                                      AMR Combs BJS, Inc.                                      Delaware
                                               Jet Solutions LLC (40%)                         Delaware
                                      Aviation Training Institute LLC (50%)                    Delaware
                              AMR Polskie Uslugi Lotniskowe                                    Poland
                              AMR Services & Logistics of Mexico, S.A. de C.V. (99%)           Mexico
                              AMR Services UK Ltd.                                             United Kingdom
                              AMR Services (Deutschland) GmbH                                  Germany
                              AMR Services Security Service Corporation                        Delaware
                              AMRS Finance Company                                             Delaware
                              AMRS France Holding, S.A.                                        France
                                      Societe de Fret et de Services                           France
                                      SHS Sociedad de Handling Servicios, S.A.                 Spain
                              Miami International Airport Cargo Facilities & Services, Inc.    Florida
                     AMR Global Services Corporation                                           Delaware
                     AMR Training Group, Inc.                                                  Delaware
                     TeleService Resources, Inc.                                               Delaware
                              TSR Government Services, Inc.                                    Delaware
             Avion Assurance Ltd.                                                              Bermuda
             Cargo Services, Inc.                                                              Delaware
             SC Investment, Inc.                                                               Delaware
             The C.R. Smith Aviation Museum Foundation                                         Delaware
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                                                                                                 STATE OR
                                                                                              SOVEREIGN POWER
NAME OF SUBSIDIARY                                                                            OF INCORPORATION
------------------                                                                            ----------------
             The SABRE Group Holdings, Inc. (82.2% economic interest)                            Delaware
                     The SABRE Group, Inc.                                                       Delaware
                              Axess International Network, Inc. (25%)                            Japan
                              ENCOMPASS Holding, Inc.                                            Delaware
                              Prize, Ltd. (50%)                                                  Latvia
                              SABRE Decision Technologies International, Inc.                    Delaware
                                      The SABRE Group (Australia) Pty Ltd.                       Australia
                              SABRE Decision Technologies Licensing, Inc.                        Delaware
                              SABRE International, Inc.                                          Delaware
                                      SABRE Belgium (99%)                                        Belgium
                                      SABRE Computer-Reservierungssystem GmbH                    Austria
                                      SABRE Danmark ApS                                          Denmark
                                      SABRE Deutschland Marketing GmbH                           Germany
                                      SABRE Deutschland Services GmbH                            Germany
                                      SABRE Espana Marketing, S.A. (99%)                         Spain
                                      SABRE Europe Management Services Ltd. (99%)                United Kingdom
                                      SABRE France Sarl                                          France
                                      SABRE Hellas SA                                            Greece
                                      SABRE Ireland Ltd.                                         Ireland
                                      SABRE Italia S.r.l. (99%)                                  Italy
                                      SABRE Marketing Nederland BV                               Netherlands
                                      SABRE Norge AS                                             Norway
                                      SABRE Portugal Servicos Lda (99%)                          Portugal
                                      SABRE Servicios Colombia LTDA (99%)                        Colombia
                                      SABRE Suomi Oy                                             Finland
                                      SABRE Sverige AB                                           Sweden
                                      SABRE UK Marketing Ltd. (99%)                              United Kingdom
                                      STIN Luxembourg S.A. (99%)                                 Luxembourg
                              SABRE International Holdings, Inc.                                 Delaware
                              SABRE Limited                                                      New Zealand
                              SABRE Technology Enterprises, Ltd.                                 Cayman Islands
                                      SABRE Technology Enterprises II, Ltd.                      Cayman Islands
                                      The SABRE Group International (Bahrain) W.L.L.             Bahrain
                              SABRE Technology Holland, B.V.                                     Netherlands
                              SST Finance, Inc.                                                  Delaware
                              SST Holding, Inc.                                                  Delaware
                                      SABRE Sociedad Technologica S.A. de C.V. (50%)             Mexico
                                               SABRE Services Administration                     Mexico
                              The SABRE Group Sales (Barbados) Ltd.                              Barbados
                              Ticketnet Corporation                                              Canada
                                      148548 Canada, Inc.                                        Canada
                              TSGL, Inc.                                                         Delaware
                                      TSGL Holding, Inc.                                         Delaware
                                      TSGL-SCS, Inc.                                             Delaware
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